SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 1999



                              PP&L RESOURCES, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)


              Pennsylvania           1-11459           23-2758192
              ------------           -------           ----------
             State or other        (Commission        (IRS Employer
             jurisdiction of       File Number)     Identification No.)
              Incorporation)

           Two North Ninth Street, Allentown, Pennsylvania  18101-1179
           -----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


         (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS
           ------------

Third Quarter Earnings
----------------------

         On October 27, 1999, PP&L Resources, Inc. issued a press release regarding its third quarter earnings. A copy of the press release is attached hereto as exhibit 99 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

               (c)  Exhibits

                    (99) Press Release, dated October 27, 1999, regarding PP&L
                         Resources, Inc.'s third quarter earnings.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PP&L RESOURCES, INC.



Date:  October 27, 1999                 By:  /s/ John R. Biggar
                                             -----------------------------------
                                                  John R. Biggar
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                EXHIBIT INDEX
                                -------------


     Exhibit     Description
     -------     -----------

      99 Press Release, dated October 27, 1999, regarding PP&L Resources, Inc.'s third quarter earnings.